SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED NOVEMBER 18, 2004

TO PROSPECTUS DATED MAY 1, 2003 FOR NEW YORK KEYPORT CHARTER

AND TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT VISTA,
AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY KBL VARIABLE ACCOUNT A

This supplement contains information about the Newport Tiger Fund, Variable Series and Columbia Real Estate Equity Fund, Variable Series (each a "Fund" and collectively, the "Funds").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Newport Tiger Fund and the Columbia Real Estate Equity Fund and liquidate them. The Funds are currently scheduled to be liquidated on or about February 18, 2005 (the "Liquidation Date").

In connection with the proposed liquidations, as of the close of business on January 28, 2005, we will stop accepting new investments and transfers into the Newport Tiger and Columbia Real Estate Sub-accounts; however, purchases that are a part of the Dollar Cost Averaging ("DCA") program, the Portfolio Rebalancing program, and any automatic deposit program will continue to be allowed until the Funds are liquidated. After the Liquidation Date, any DCA, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Newport Tiger or Columbia Real Estate Equity Sub-accounts will continue with the Liberty Money Market Sub-account replacing the those Sub-accounts.

Effective immediately, transfers of Account Value out of the Newport Tiger and Columbia Real Estate Equity Sub-accounts to any other Sub-accounts or Guarantee Periods available under the Contract will not count against the contractual transfer limitations, provided that no subsequent transfers are made back into the liquidating Sub-accounts. On the Liquidation Date, any Account Value remaining in one of the Newport Tiger or Columbia Real Estate Equity Sub-accounts will be transferred to the Liberty Money Market Sub-account.

ny 11/04